UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Milk Street, 16th Floor Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

(857) 415-4774

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2016, Albireo Pharma, Inc. (the “Company”) updated its corporate presentation, which the Company expects to present from time to time and which may be distributed by the Company in hardcopy or electronic form. The updates include preliminary data from the five cohorts completed to date in the Company’s ongoing open label, Phase 2 clinical trial designed to evaluate the efficacy and safety of A4250 in children with chronic cholestasis.

A copy of the Company’s updated corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corporate presentation dated December 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: December 21, 2016	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer

2